Dear Shareholders:
--------------------------------------------------------------------------------

      Lexington Crosby Small Cap Asia Growth Fund declined by 42.3%* for the one year period ended December 31, 1997, as compared to a decline of 40.92% for the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan Index.

      The currency and stock market crises in Southeast Asia finally spread to Hong Kong and Taiwan in October. The Taiwanese dollar depreciated 7.6% during the month following the decision by the Taiwan Central Bank not to defend the currency. The Taiwanese currency finished the quarter 12.5% lower and the bourse lost 5.4%.

      The Taiwanese dollar fall triggered heavy selling pressure in the Hong Kong dollar, the only currency in Asia which has been unaffected by the region's currency turmoil. While the Hong Kong government has maintained the currency peg, interest rates were raised and investors' sentiment was dampened, leading to a loss of 28.7% in the Hang Seng Index during the quarter. Chinese "B" shares also came under selling pressure on increasing fears of an economic slowdown in China in 1998, and rumors of an imminent Renminbi depreciation. The Shanghai and Shenzhen "B" share markets lost 26.8% and 24.0%, respectively, during the quarter.

      Institutional selling remained rampant around the region. Bourses in Indonesia, Singapore and Malaysia fell 26.5%, 21.7% and 27.0% respectively, accompanied by a further depreciation in their currencies. The Indonesian Rupiah lost 40.5%, the Malaysian Ringgit 16.5% and the Singapore dollar 9.1%. The Thai stock market shed 31.6%, with the Baht ending 24.9% lower, as investors remained skeptical of the impact of the country's economic rescue plan. Financial and economic troubles in Korea took the market down 41.8% and the Korean Won suffered a 46% decline. Philippines shares lost 9.1% and the Peso fell 13.9% on lingering political and economic uncertainties.

      During the quarter, the Fund's investments in Malaysia were completely sold and investments in Hong Kong, China and Singapore were trimmed. Only exposure to Taiwan was raised.

Economic Outlook and Strategy 1997-1998

      Alan Greenspan has so far shown a predilection to be ahead of the interest rate curve. However, recent events will probably mean that rates will be unchanged for some time as the Fed seeks the middle ground between the tightest domestic labor market in two decades and the crisis in Asia, which has triggered turbulence in markets worldwide. Policy coordination will be necessary to enable developed economies to ride out the current fragilities.

      The Asian currency crisis which started in Thailand in July 1997 has spread to include one of the region's biggest economies, South Korea. The turmoil appears to be far more serious than the events which took place in Mexico in late 1994. The current crisis is more startling because it is occurring in some of the most dynamic economies in the world. The Asian economies, excluding Japan, have accounted for more than 50% of world growth since 1990, while Mexico's share was only 1%.

      The Mexican currency crisis was attributable to a combination of factors, including a high current account deficit, political instability and rising US interest rates. The large current account deficit was partly the result of structural factors, such as Mexico's low savings rate, import dependency and the fact that the country was an inherently low growth economy. The low savings rate implied that, in times of rapid cyclical growth, the country was strongly dependent on foreign capital to support a high level of investment. Therefore, leading up to the 1995 crisis, most of the growth in Mexico's external imbalance was triggered by cyclical factors including excessive domestic spending, rising global interest rates resulting from the Fed tightening, cycle and the gradual real appreciation in the Mexican peso. In the end, the Mexican crisis, though severe, was essentially a problem of excess demand which could be dealt with rapidly.

      Asia's problem is one of excess supply and is the by-product of inappropriate structural economic policies, and thus is expected to be more long lasting than Mexico's. The countries of Southeast Asia have long pursued various forms of direct or indirect exchange rate links to the US dollar. Over time the stability of the dollar link encouraged many Asian companies to seek dollar loans rather than more expensive local currency credit. The resulting excess liquidity led to a systematic pattern of over-investment which, combined with poorly regulated banking systems, made the Southeast Asian private sector very vulnerable to insolvency in the event of a slowdown. The over-valuation of the local currencies eventually brought the over investment to a head as surrounding countries, such as China and Japan, depreciated their currencies.

      The Asian turmoil has affected different groups of countries in very different ways. Two groups have been comparatively unscathed. The first consists of the huge, relatively closed economies of India and China. They are closed in the sense that companies have only restricted access to international capital markets, not closed to world trade.

Government intervention in these economies is widespread.

      The second group is at the opposite extreme: small, extremely open countries, in which companies are free to borrow abroad and where the government plays only a small role in the economy: Taiwan, Singapore and Hong Kong. Though affected, they have not suffered to the same extent as a third group: Thailand, Indonesia, South Korea and Malaysia. This group combines features of the other two. Companies are free to borrow abroad, as in group two, but the government retains a considerable influence on the economy, as in group one. It is this structure that many economists believe is to blame for the Asian crisis.

      The Asian region is currently undergoing a pronounced economic slowdown to correct the earlier excesses of too rapid growth, current account imbalances and excessive reliance on short term capital inflows, especially where those inflows were unhedged or used unproductively. Regional growth in 1998 will be characterized by sharply weaker domestic demand which will be sufficient to produce a region-wide contraction in current account deficits and begin the process of restoring investor confidence, which will be necessary to reverse the recent negative portfolio flows and slowdown in foreign direct investment.

      Within Asia Pacific, Australia is probably the best positioned to weather the slowdown in Asian growth, as the country continues to enjoy low interest rates, mainly due to concerns about growth in Asia, and uncertainty about earnings in the resource sector. The record of a bumper Christmas season is another encouraging sign. While the recent improvement in export competitiveness of the Asian countries has been primarily driven by currency devaluation, with labor costs in local currencies still rising, the sustained improvement in Australia's international competitiveness has been achieved through an improvement in unit labor costs. This fundamental gain in productivity, along with a boost from the domestic inventory cycle, will provide the Australian economy with some resilience to the Asian downturn. We will be looking to provide the Fund with exposure to stocks in Australia within the next quarter.

      With the continued falls in the Asian currencies, the immediate assumption is that the Hong Kong dollar and the Chinese Renminbi are becoming increasingly over-valued, and investors are concerned about higher interest rates resulting in collapsing asset prices and a growing current account deficit in Hong Kong. Credit Lyonnais is of the view that the currency markets have already priced in the likelihood of a debt moratorium in certain Southeast Asian countries, as a precursor to an attempt to inflate away debt problems. Should this become a reality, then the impact on the defaulting country would be extremely severe in that: 1) high inflation will erode some of the advantages of the currency depreciation, 2) foreign direct investments would suffer, and 3) a default and a focus on export-oriented growth should produce trade sanctions against the offending nation.

      The Southeast Asian countries in question thus have two options. First, the default or hyper-inflationary scenario and second, a move towards full liberalization under the IMF program. We expect and hope that the latter will ultimately be the preferred option in view of the ineffectiveness of the former. Adoption of the former may not mean that inroads will be made into global market trading share, as discussed above, while the latter would result in significant upside for the regional currencies concerned. Either of these scenarios means that it is unlikely that China and Hong Kong would lose competitiveness from current levels. Indeed, such uncertainties are probably already, to an extent, reflected in the current equity prices.

      On a macro basis, we maintain our view that the stronger Asian countries will enjoy a more rapid recovery. The bulk of the Fund's investments will continue to be concentrated in Greater China, Singapore and Australia. Singapore is expected to be further significantly affected in the short term by depreciating currencies, a regress in offshore loans to its neighbors, a retrenchment in its financial services industry and a slowing electronics sector.

      However, we are convinced that a disciplined, research based, pro-active investment strategy such as ours will be the key to capitalizing on the recovery in the Asian stock markets in the future. On-the-ground presence is required for greater "stress" testing of companies, and we continue to believe that the potential investment returns in Asia in the long term will be more attractive than in the past as the result of the various uncertainties presently prevailing in the region.

      The significant falls in both the currencies and share prices is beginning to reveal potential buying opportunities, both for the long term and on a trading basis. Our strategy is to continue monitoring these situations and start accumulating positions at an appropriate time. We are targeting fundamentally attractive, well-managed companies in Asia with low debt levels and established franchises, which we believe will be able to survive into the future.

China

      Given the country's problems of excess capital stock and non-performing loans in the banking sector, China's economic growth is bound to slow in the next two years. After the investment and consumption cycles in the past five to seven years, it may be difficult to reflate the economy, irrespective of how much interest rates are lowered. However, the risk of recession is also low, since consumers are not-over burdened by debt, and the state-owned enterprise reforms are already in progress, with some proven success. Moderate growth, rather than an early and sharp surge in domestic demand, may be the best option to maintain the liquidity in China's banking system, while supporting the Renminbi at its current exchange rate. Although the immediate pressure is to appreciate, we expect the Renminbi to depreciate in the longer term, as the People's Bank of China continues to supply liquidity to recapitalize the country's banks.

Singapore

      Despite the problems it is currently facing, Singapore has the least structural problems in Asia, and is the economy most likely to adapt quickly to the challenges posed by regional shakeout. The country will be looking to accelerate the liberalization and privatization of Singapore corporations and confront the issue of competitiveness and productivity growth. In addition, Singapore is expected to accelerate its move up the value-added curve, which will mean relocating more operations to the region. This will increase Singapore's leverage on the export recovery of its neighbors, whose currencies have devalued more significantly. With a current account surplus accounting for 15% of 1996 GDP and a budget surplus of 8%, Singapore can take advantage of renewed opportunities in the region as debt-burdened companies seek partners and capital.

Taiwan

      While the recent regional currency turmoil has resulted in a 17.5% depreciation in the NT dollar against its US counterpart, we believe the impact will be both moderate and positive. The weaker NT dollar is expected to help improve Taiwan's export competitiveness, although it should not lead to significant inflationary pressures. Although the currency's strength against the Korean Won will certainly hurt the country's cyclical industries to an extent, we still expect moderate corporate EPS growth in 1998, mainly due to the still strong performance from selected electronics companies. In addition, we expect a gradual bottoming in the local economy, underpinned by a recovery in the property sector, which together with domestic demand, is anticipated to provide Taiwan's economic growth with an added boost this year.

                                   Sincerely,

/s/Christina Lam           /s/Simon C.N. Thompson         /s/Robert M. DeMichele
-----------------          -----------------------        ---------------------

Christina Lam              Simon C.N. Thompson            Robert M. DeMichele
Portfolio Manager          Portfolio Manager              President
February, 1998             February, 1998                 February, 1998


            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND,
      THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX AND
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY
                             FAR EAST EX-JAPAN INDEX

[The following table represents a chart in the printed report]

Year         Lexington Crosby Small Cap
             Asia Growth Fund             MSCI       EAFE
----         ----------------             ----       ----
6/30/95      $10,000                    $10,000    $10,000
12/31/95     $9,781                     $9,838     $10,839
6/30/96      $11,264                    $10,884    $11,328
12/31/96     $12,274                    $10,819    $11,494
6/30/97      $14,220                    $11,270    $12,782
12/31/97     $7,080                      $6,392    $11,698


                                        AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                            FOR THE PERIOD ENDED 12/31/97

Fund/Index                               1 Year              Since Inception
                                                               (6/30/95)

Lexington Crosby Small Cap Asia Growth   (42.32%)                 (12.91%)
     Fund
MSCI All Country Far East ex-Japan Index (40.92%)                 (16.39%)
Morgan Stanley Capital International
     (EAFE) Index                          1.78%                    6.48%

The graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Capital International All Country Far East ex-Japan Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Capital International All Country Far East ex-Japan Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

*-42.32% and -12.91% are the one year and since commencement (7/3/95) average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)

December 31, 1997

  Number of                                      Value
   Shares                Security              (Note 1)
-------------------------------------------------------------------------------
              Common Stock: 97.8%

              China: 32.0%
1,600,000     Hubei Sanonda Company, Ltd.1 ..  $ 644,273
1,100,000     Inner Mongolia Erdos
                Cashmere Products Company,
                Ltd.1 .......................    376,200
  750,000     Shandong Chenming Paper
                Holdings, Ltd.1 .............    529,473
1,799,680     Shanghai Diesel Engine
                Company, Ltd. ...............    226,760
2,700,000     Shanghai Petrochemical
                Company, Ltd. ...............    421,643
1,863,090     Shanghai Tyre & Rubber
                Company, Ltd. ...............    465,772
  450,000     Shenzhen Fangda Company,
                Ltd. ........................    516,890
1,119,000     Tientsin Marine Shipping
                Company, Ltd.1 ..............    529,287
2,000,000     Yizheng Chemical Fibre
                Company, Ltd. ...............    361,371
1,150,000     Zhejiang Southeast Electric
                Power Company, Ltd. "B"1 ....    369,150
                                              ----------
                                               4,440,819
                                              ----------
              Hong Kong: 35.7%
1,100,000     Beijing Datang Power
                Generation Company, Ltd.1 ...    503,984
  252,000     China Resources Enterprise ....    562,655
2,000,000     Dongfang Electrical Machinery
                Company, Ltd. ...............    291,678
  860,000     Founder Hong Kong, Ltd. .......    532,764
  500,000     Guangdong Kelon Electrical
                Holdings Company, Ltd. ......    513,018
   57,000     Hang Seng Bank, Ltd. ..........    549,897
  393,000     Ka Wah Bank ...................    344,903
  163,000     New World Development
                Company, Ltd. ...............    563,791
3,016,000     Semi-Tech (Global), Ltd. ......    494,345
  158,000     Shanghai Industrial
                Holdings, Ltd. ..............    587,280
                                              ----------
                                               4,944,315
                                              ----------
              Indonesia: 0.1%
  199,000     PT Bank Danamon Indonesia ...       12,675
                                             -----------
              Philippines: 1.5%
3,354,000         Asian Terminals, Inc. ...      210,157
                                             -----------
              Singapore: 22.5%
  296,000     Advanced Systems
                Automation, Ltd. ..........      238,917
1,773,000     Datapulse Technology, Ltd.1 .      384,076
  567,000     Delifrance Asia, Ltd. .......      595,624
1,286,000     Informatics Holdings, Ltd. ..      572,424
  508,000     Lindeteves-Jacoberg, Ltd. ...      385,913
  556,000     Osprey Maritime, Ltd. .......      445,476
  364,000     Want Want Holdings1 .........      502,320
                                             -----------
                                               3,124,750
                                             -----------
              Taiwan:  6.0%
  330,000     Delpha Construction
                Company, Ltd. .............      492,974
  100,000     Taiwan Semiconductor
                Manufacturing Company .....      342,854
                                             -----------
                                                 835,828
                                             -----------
              TOTAL INVESTMENTS: 97.8%
                (cost $20,914,674 )
                  (Note 1) ................   13,568,544
                                             -----------
              Other assets in excess
                 of liabilities:  2.2% ....      298,318
                                             -----------
              TOTAL NET ASSETS: 100.0%
                (equivalent to $7.06 per
                share on 1,965,248 shares
                outstanding) ..............  $13,866,862
                                             ===========

1 Non-income producing security.
+  Aggregate cost for Federal income tax purposes is $20,943,194.

--------------------------------------------------------------------------------
At December 31, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ..................................    6.5%
Capital Equipment ........................   12.1
Consumer Durable .........................   13.3
Consumer Nondurable ......................   12.2
Electrical & Electronics .................    5.2
Materials ................................   17.9
Real Estate ..............................   11.7
Services .................................    5.6
Transportation ...........................    7.0
Utilities ................................    6.3
Other assets .............................    2.2
                                            -----
  Total Net Assets .......................  100.0%
                                            =====


    The Notes to Financial Statements are an integral part of this statement.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 1997

Assets
Investments, at value (cost $20,914,674) (Note 1) ..................     $13,568,544
Cash ...............................................................         167,702
Foreign currency (cost $6,908) .....................................           6,546
Receivable for investment securities sold ..........................         263,117
Receivable for shares sold .........................................         182,231
Dividends and interest receivable ..................................          54,905
Deferred organization expense, net (Note 1) ........................          34,945
                                                                         -----------
           Total Assets                                                   14,277,990
                                                                         -----------
Liabilities
Due to Lexington Management Corporation (Note 2) ...................          17,596
Payable for shares redeemed ........................................         352,283
Accrued expenses ...................................................          41,249
                                                                         -----------
           Total Liabilities .......................................         411,128
                                                                         -----------
Net Assets (equivalent to $7.06 per share on 1,965,248 shares
outstanding) (Note 3) ..............................................     $13,866,862
                                                                         ===========
Net Assets consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ........................................     $     1,965
Additional paid in capital (Note 1) ................................      23,866,929
Accumulated deficit (Note 1) .......................................         (57,394)
Accumulated net realized loss on investments and foreign currency
  holdings (Notes 1 and 6) .........................................      (2,598,140)
Unrealized depreciation on investments and foreign
 currency holdings .................................................      (7,346,498)
                                                                         -----------
           Total Net Assets                                              $13,866,862
                                                                         ===========


    The Notes to Financial Statements are an integral part of this statement.


                                       6



Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statement of Operations
Year ended December 31, 1997

Investment Income
Dividends ....................   $   561,213
Interest .....................       120,630
                                   ---------
                                     681,843
Less: foreign tax expense ....        34,767
                                   ---------
       Total investment income                $   647,076
Expenses
   Investment advisory fee (Note 2)  407,615
   Transfer agent and shareholder
     servicing expense (Note 2) ...   93,432
Custodian expense .................   79,952
   Printing and mailing expenses ..   41,470
   Registration fees ..............   30,116
   Accounting expenses (Note 2) ...   27,227
   Professional fees ..............   17,519
   Directors' fees and expenses ...   16,683
   Amortization of organization
     costs (Note 1) ...............   13,501
   Computer processing fees .......    8,361
   Other expenses .................   14,505
                                   ---------
     Total expenses ...............               750,381
                                              -----------
       Net investment loss ........              (103,305)
Realized and Unrealized Loss
on Investments (Note 4)
   Net realized loss on:
       Investments ...............(2,080,649)
       Foreign currency
         transactions ............  (179,845)
                                   ---------
         Net realized loss .......             (2,260,494)
   Net change in unrealized
     appreciation on:
     Investments ..............  (11,521,341)
     Foreign currency translation
        of other assets and
        liabilities ..............      (150)
                                   ---------
       Net change in unrealized
        appreciation .............            (11,521,491)
                                             ------------
       Net realized and
        unrealized loss ..........            (13,781,985)
                                              -----------
Decrease in Net Assets
  Resulting from Operations ......           $(13,885,290)
                                              ===========
Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1997 and 1996


                                             1997         1996
                                            ----------   ---------
Net investment loss .....................   $(103,305)  $(106,176)
Net realized loss from investments
   and foreign currency transaction .....  (2,260,494)   (334,704)
Net change in unrealized
   appreciation of investments and
   foreign currency translation ......... (11,521,491)  4,045,291
                                                      ------------
       Increase (decrease) in net
         assets resulting from
         operations ..................... (13,885,290)  3,604,411
Distributions to shareholders in
   excess of net investment income
   (Note 1) .............................     --           (14,172)
Increase in net assets from capital
   share transactions (Note 3) ..........3,955,680      11,270,269
                                                      ------------
       Net increase (decrease)
         in net assets ................ (9,929,610)     14,860,508
Net Assets:
   Beginning of period ................ 23,796,472       8,935,964
                                                      ------------
   End of period (including
     accumulated deficit of $57,394
     and distributions in
     excess of net investment
     income of $22,305, 1997 and 1996,
     respectively) ..................  $13,866,862     $23,796,472
                                       ==========       ==========


  The Notes to Financial Statements are an integral part of these statements.

                                       7

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington  Crosby Small Cap Asia Growth Fund,  Inc.  (the "Fund") is an open-end diversified  management  investment  company  registered  under  the  Investment
Company Act of 1940,  as amended.  The Fund's  investment  objective  is to seek
long-term  capital   appreciation   through  investment  in  common  stocks  and
equivalents   of   companies   domiciled  in  the  Asia  region  with  a  market
capitalization of less than $1 billion. The Fund commenced operations on July 3,
1995. The following is a summary of significant  accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security  transactions are accounted for on a trade date basis.
Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions.
These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign exchange contracts outstanding at December 31, 1997.

     FEDERAL   INCOME  TAXES  It  is  the  Fund's  policy  to  comply  with  the requirements of the Internal  Revenue Code  applicable to "regulated  investment companies"  and to  distribute  all of its taxable  income to its  shareholders.
Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital
gains  are  normally  declared  and  paid  annually,   but  the  Fund  may  make
distributions  on  a  more  frequent  basis  to  comply  with  the  distribution requirements of the Internal  Revenue Code. The character of income and gains to be distributed are determined in accordance  with income tax  regulations  which may differ from generally accepted accounting principles.  At December 31, 1997, reclassifications  were made to the Fund's capital accounts to reflect permanent book/tax  differences  and income and gains  available  for  distribution  under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

                                       8

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an  investment  advisory fee to Lexington  Management  Corporation
("LMC") at the rate of 1.25% of average  daily net assets.  In  connection  with providing  investment  advisory  services,  LMC has entered into a  sub-advisory contract with Crosby Asset Management (U.S.), Inc. ("Crosby") under which Crosby provides the Fund with investment management services.  Pursuant to the terms of the  sub-advisory  contract  between LMC and  Crosby,  LMC pays Crosby a monthly sub-advisory  fee at the annual rate of 0.625% of the Fund's  average  daily net assets.  For 1997, LMC has agreed to voluntarily limit the total expenses of the
Fund  (excluding  interest,   taxes,  brokerage  commissions  and  extraordinary
expenses but including  management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder  servicing costs of $56,400 which are incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

     Transactions in capital stock were as follows:


                                                               Year ended
                                          December 31, 1997                    December 31, 1996
                                  --------------------------------      ------------------------------
                                      Shares            Amount              Shares           Amount
                                      ------            -------             ------           -------
Shares sold ....................     6,779,615        $83,723,229          2,376,604       $26,361,583
Shares issued on reinvestment
   of dividends ................        --                 --                  1,043            11,526
                                     ---------         ----------          ---------        ----------
                                     6,779,615         83,723,229          2,377,647        26,373,109
Shares redeemed ................    (6,757,851)       (79,767,549)        (1,349,951)      (15,102,840)
                                     ---------         ----------          ---------        ----------
Net increase ...................        21,764         $3,955,680          1,027,696       $11,270,269
                                     =========         ==========          =========        ==========

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $59,279,828 and $55,799,577, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $855,420 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,230,070.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

6.  FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1997 are:

         $74,006 expiring in 2003; and
         $1,553,376 expiring in 2005.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

7.  OPTION CONTRACTS

Premiums paid when call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premiums paid for the option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The following call option transactions occurred during the year ended December 31, 1997:

                                                        Call Options
                                           -----------------------------------
                                                                 Number of
                                              Cost            Shares Optioned
                                           ----------        ----------------
Outstanding at December 31, 1996            $ 206,830             43,000
Options purchased                                  --                 --
Options closed                               (206,830)           (43,000)
                                            ---------            -------
Outstanding at December 31, 1997            $      --                 --
                                            =========            =======

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                          July 3, 1995
                                                                                          (commencement
                                                                                          of operations) to
                                                                                          December 31,
                                                                  1997          1996        1995
                                                                ----------    --------    ---------
Net asset value, beginning of period .........................   $  12.24     $   9.76     $ 10.00
                                                                 --------     --------     -------
Income (loss) from investment operations:
    Net investment income (loss) .............................      (0.05)       (0.05)       0.02
    Net realized and unrealized gain (loss) on investments and
        foreign currency transactions ........................      (5.13)        2.54       (0.24)
                                                                 --------     --------     -------
    Total income (loss) from investment operations ...........      (5.18)        2.49       (0.22)
                                                                 --------     --------     -------
Less distributions:
    Distributions from net investment income .................         --           --       (0.02)
    Distributions in excess of net investment income
        (temporary book-tax difference) ......................         --        (0.01)         --
                                                                 --------     --------     -------
Net asset value, end of period ...............................   $  7.06      $  12.24     $  9.76
                                                                 ========     ========     =======
Total return .................................................    (42.32%)      25.50%     (4.39)%*
Ratio to average net assets:
    Expenses, before reimbursement or waivers ................      2.30%        2.64%       3.51%*
    Expenses, net of reimbursement or waivers ................      2.30%        2.42%       1.75%*
    Net investment loss, before reimbursement
      or waivers .............................................     (0.32%)      (0.86%)    (1.24)%*
    Net investment income (loss) .............................     (0.32%)      (0.64%)      0.52%*
Portfolio turnover rate ......................................    187.41%      176.49%      40.22%*
Average commission paid on equity security transactions** ....   $  0.005          --           --
Net assets, end of period (000's omitted) ....................   $ 13,867     $23,796     $  8,936
                                                                 ========     ========    ========

  * Annualized
** The average commission paid on equity security transactions for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions paid on equity security transactions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, the statement of changes in net assets for the two-year ended and the financial highlights for the two-year period then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the two-year period then ended and for the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
INVESTOR SERVICES

--------------------------------------------------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                  ------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.
                                  ------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                  ------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                  ------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                  ------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.

THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.


LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LEXINGTON
CROSBY SMALL CAP ASIA GROWTH FUND, INC.

INVESTMENT ADVISER
-------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
c/o Crosby Asset Management (Hong Kong) Limited
32/F Asia Pacific Finance Tower
Citibank Plaza
3 Garden Road, Central
Hong Kong

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                                    LEXINGTON

                                     [LOGO]

                                    LEXINGTON
                                     CROSBY
                                    SMALL CAP
                                   ASIA GROWTH
                                   FUND, INC.

                              ---------[]----------

                             Seeks long-term capital
                         appreciation through investment
                       in companies domiciled in the Asia
                       Region with a market capitalization
                            of less than $1 billion.

                              ---------[]----------

                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies